Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Xtrackers Artificial Intelligence and Big Data ETF (XAIX)

The following information replaces the existing tables for Xtrackers Artificial Intelligence and Big Data ETF in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Patrick Dwyer, Shlomo Bassous and Ashif Shaikh is provided as of April 30, 2024, and the information for Daniel Park is provided as of October 31, 2024.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Patrick Dwyer	30	$14,846,967,334	0	$0
Shlomo Bassous	30	$14,846,967,334	0	$0
Ashif Shaikh	30	$14,846,967,334	0	$0
Daniel Park	28	$16,374,265,568	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0

January 24, 2025

SAISTKR24-36

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance Based Fee Accounts
Patrick Dwyer	24	$2,125,751,139	0	$0
Shlomo Bassous	24	$2,125,751,139	0	$0
Ashif Shaikh	24	$2,125,751,139	0	$0
Daniel Park	23	$2,356,426,110	0	$0

Please Retain This Supplement for Future Reference

January 24, 2025

SAISTKR24-36

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